UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2017

MERIDIAN WASTE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Glenlake Parkway NE Suite 900
Atlanta, GA 30328

 (Address of principal executive offices)

(770) 691-6350

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

Closing of Securities Purchase Agreements

As previously reported, Meridian Waste Solutions, Inc. (the “Company”) is conducting a private placement offering to accredited investors (the “Offering”) of up to $3,000,000 of units (the “Units”), with each Unit comprised of (i) one (1) share of Series E Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”) and (ii) fifteen (15) warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.025 per share (“Common Stock”).

Effective November 7, 2017, pursuant to the Offering, the Company entered into definitive securities purchase agreements (the “Securities Purchase Agreements”) with two (2) accredited investors (the “Investors”), and an aggregate of 85,000 shares of Series E Preferred Stock and 1,275,000 Warrants will be issued, for aggregate gross proceeds to the Company of $850,000 (the “Recent Closing”). Prior to the Recent Closing, pursuant to previous closings of the Offering the Company had issued 144,000 shares of Series E Preferred Stock and 2,160,000 Warrants, for gross proceeds to the Company of $1,440,000, resulting in an aggregate of 229,000 shares of Series E Preferred Stock and 3,435,000 Warrants, for gross proceeds to the Company of $2,290,000.

The Warrants are five year warrants to purchase shares of Common Stock at an exercise price of $1.20 per share, exercisable beginning six months after the date of issuance thereof. The Warrants provide for cashless exercise to the extent that there is no registration statement available for the underlying shares of Common Stock.

The Company utilized the services of Garden State Securities, Inc., a FINRA-registered placement agent, for the Offering, acting as exclusive placement agent, and Carter, Terry & Co., a FINRA-registered placement agent, for the Offering, acting as selected dealer. In connection with the Recent Closing, the Company paid such exclusive placement agent an aggregate cash fee of $28,500, and will issue to such placement agent or its designees 42,750 Warrants and the Company paid such selected dealer an aggregate cash fee of $24,500, and will issue to such selected dealer or its designees 36,750 Warrants. The net proceeds to the Company from the Recent Closing, after deducting the foregoing fees and other Offering expenses, are expected to be approximately $797,000.

The Company intends to use the proceeds of the placement for capital expenditures and in connection with the American Science and Technology Corporation transactions described below. The Recent Closing occurred following the satisfaction of customary closing conditions.

The representations and warranties contained in the Securities Purchase Agreements were made by the parties to, and solely for the benefit of, the other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The provisions of the Securities Purchase Agreements, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements, and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and their agreements.

In connection with the Offering and the Recent Placement, the Company and each of the Investors entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company shall prepare and, as soon as practicable, but in no event later than 10 days from the date of the effectiveness of the resale registration statement filed in connection with the offering of units that included shares of the Company’s Series D Preferred Stock, file with the Securities and Exchange Commission (the “SEC”) an initial Registration Statement on Form S-3 covering the resale of all shares of Common Stock comprising the Units, including shares of Common Stock underlying the Warrants, or the largest amount thereof permissible. The Company shall use its best efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of the Registration Rights Agreement, declared effective by the SEC as soon as practicable.

The shares of Series E Preferred Stock have a stated value of $10.00 per share and, subject to the approval of a majority of the Company’s shareholders (“Shareholder Approval”), are convertible into Common Stock at a price of $1.00 per share, subject to adjustment (the “Conversion Price”) and earn dividends at the rate of 20% per annum, with such dividends for the first year earned in advance, to be issued in the form of common stock following Shareholder Approval. The Company and certain key stockholders of the Company entered into a voting agreement with the Investors related to the obtaining of Shareholder Approval (the “Voting Agreement”).

The above descriptions of the Warrants, Securities Purchase Agreements, Registration Rights Agreement and Voting Agreement do not purport to be complete and are qualified in their entirety by the full text of the forms of such documents, which are attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

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American Science and Technology Corporation License Agreement and Lease

Effective November 9, 2017, Meridian Innovations, LLC (“Innovations”), a wholly owned subsidiary of the Company, as licensee, entered into that certain Exclusive Commercial Patent License Agreement (the “License Agreement”) with American Science and Technology Corporation (“AST”), as licensor, and Ali Manesh, a principal shareholder of AST. Pursuant to the License Agreement, effective January 1, 2018, AST will grant to Innovations an exclusive commercial license in, to and under certain licensed patents to make, have made, use, offer to sell, market, advertise, sell, dispose of, and import certain licensed products, for a term of 24 months, unless terminated earlier. Pursuant to the License Agreement, on January 1, 2018, Innovations will pay to AST $200,000 and the Company will issue to AST 200,000 shares of the Company’s restricted common stock, and, beginning effective January 1, 2019, Innovations will pay to AST a monthly license fee of $50,000.

Effective November 9, 2017, in connection with the License Agreement, Innovations, as tenant, entered into that certain Commercial Lease (the “Lease”) with AST, as landlord, and the Company, as guarantor. Pursuant to the Lease, effective January 1, 2018, AST will lease to Innovations the premises located at 6445 Packer Drive, Wausau, Wisconsin 54401 and all improvements located thereon and all equipment and fixtures located therein, for a term of 24 months, unless terminated earlier. Pursuant to the Lease, on January 1, 2018, Innovations will pay to AST $300,000 and the Company will issue to AST 300,000 shares of the Company’s restricted common stock, and, beginning effective January 1, 2019, Innovations will pay to AST a monthly rent of $75,000. Pursuant to the Lease, Innovations and AST entered into an Option Agreement (the “Option”), granting Innovations the option to purchase the assets of AST for $2,500,000, in addition to certain royalty and other future payments.

The above descriptions of the License Agreement, Lease and Option do not purport to be complete and are qualified in their entirety by the full text of the forms of such documents, which are attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The securities underlying the Amended and Restated Warrant and the securities issued pursuant to the Offering were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and received, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on October 23, 2017)
4.1	Form of Warrant (incorporated herein by reference to Exhibit 4.1 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on October 23, 2017)
10.1	Form of Securities Purchase Agreement (incorporated herein by reference to Exhibit 10.1 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on October 23, 2017)
10.2	Form of Registration Rights Agreement (incorporated herein by reference to Exhibit 10.2 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on October 23, 2017)
10.3	Form of Voting Agreement (incorporated herein by reference to Exhibit 10.3 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on October 23, 2017)
10.4	Form of Exclusive Commercial Patent License Agreement*
10.5	Form of Commercial Lease*
10.6	Form of Option*

*  filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN WASTE SOLUTIONS, INC.

Date: November 9, 2017	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer

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